Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, William T. Freeman, Chief Executive Officer, in connection with the amended Report on Form 10-Q/A of McCormick & Schmick’s Seafood Restaurants, Inc. for the quarterly period ended September 26, 2009 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of McCormick & Schmick’s Seafood Restaurants, Inc.

/s/ WILLIAM T. FREEMAN
William T. Freeman
Chief Executive Officer

Dated: August 20, 2010